As filed with the Securities and Exchange Commission on July 29, 2026

Securities Act Registration No. 333-102844

Investment Company Act Registration No. 811-21290

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 73	[X]
And/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 74	[X]

NEIMAN FUNDS

(Exact Name of Registrant as Specified in Charter)

305 Spindrift Drive Williamsville, New York (Address of Principal Executive Offices)	14221 (Zip Code)

Registrant’s Telephone Number, including Area Code: (716) 568-8566

Daniel Neiman
Neiman Funds
305 Spindrift Drive
Williamsville, New York 14221

(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202-4089

It is proposed that this filing will become effective (check appropriate box)

[ ]       immediately upon filing pursuant to paragraph (b)

[X]      on July 31, 2026 pursuant to paragraph (b)

[ ]       60 days after filing pursuant to paragraph (a)(1)

[ ]       on (date) pursuant to paragraph (a)(1)

[ ]       on 75 days after filing pursuant to paragraph (a)(2)

[ ]       on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Neiman Large Cap Value Fund
No-Load Shares (NEIMX)
Class A Shares (NEAMX)
For Investors Seeking Long-Term Capital Appreciation
Prospectus
July 31, 2026

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents
Summary Section	1

Investment Objective	1
Fees and Expenses of the Fund	1
The Principal Investment Strategy of the Fund	2
The Principal Risks of Investing in the Fund	3
Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Investment Objective, Principal Investment Strategy, Related Risks, and
Disclosure of Portfolio Holdings	5

Investment Objective	5
Principal Investment Strategy of the Fund	5
The Investment Selection Process Used by the Fund	6
The Principal Risks of Investing in the Fund	6
Portfolio Holdings Disclosure	7

Management	8

The Investment Adviser	8

Shareholder Information	9

Pricing of Fund Shares	9
How to Purchase Shares	9
Purchases Through Financial Intermediaries	9
Fund Direct Purchases	10
Customer Identification Program	10
Sales Charges	10
Class A Shares	11
No-Load Shares	12
Sales Charge Waivers	12
Rule 12b-1 Fees	13
Minimum Investments	14
Types of Account Ownership	14
Instructions For Opening and Adding to an Account	15
Telephone and Wire Transactions	15
Tax-Deferred Plans	16
Types of Tax-Deferred Accounts	16
Automatic Investment Plans	16
Instructions For Selling Fund Shares	17
Additional Redemption Information	18
Shareholder Communications	19
Dividends and Distributions	19
Market Timing	19
Cybersecurity Risk	20
Taxes	20
Other Fund Service Providers	21
Privacy Policy	22
Financial Highlights	23

Summary Section

Investment Objective

The Neiman Large Cap Value Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 10 of the Fund's prospectus and “Shares of the Fund” on page 19 of the Fund's Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	No-Load	Class A
	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as percentage of lower of purchase price and current NAV)	None	None(a)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	None	None
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.44%	0.44%
Acquired Fund Fees and Expenses(b)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.45%	1.70%
Fee Waiver/Expense Reimbursement(c)	(0.15%)	(0.40%)
Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursement	1.30%	1.30%

(a)Investments of $1,000,000 or more in Class A shares that qualify for a full waiver of the sales charge imposed on purchases may be subject to a maximum deferred sales charge of 1.00% of the amount invested if these shares are redeemed within 18 months of purchase.

(b)The Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(c)The adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.29% of its average daily net assets for No-Load Class, and at 1.29% of its average daily net assets for Class A Shares through July 31, 2027. The addition of certain non-waivable and excluded expenses may cause the Fund's total annual fund operating expenses after waivers and reimbursements to exceed the maximum total annual fund operating expenses agreed to by the adviser. The fee waiver will automatically terminate on July 31, 2027 unless it is renewed by the adviser. The adviser may not terminate the fee waiver or expense reimbursement before July 31, 2027.

Prospectus 1

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
No-Load Shares	$132	$444	$778	$1,722
Class A Shares	$700	$1,043	$1,410	$2,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

The Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of large capitalization companies that the investment adviser believes are undervalued. Large capitalization companies are defined as those with market capitalizations within the universe of the S&P 500 Index at the time of purchase. As of June 30, 2026, the market capitalizations of the companies in the S&P 500 Index ranged from approximately $5.1 billion to $4,846 billion. Under normal circumstances, the Fund will invest at least 80% of total assets in common stocks of large capitalization companies, as defined above. The Fund also may invest in exchange traded funds (“ETFs”).

The Fund's adviser selects these companies based on one or more valuation metrics, commonly referred to as fundamental analysis. These metrics may include price to earnings, price to cash flow, price to book, price to revenue, and dividend yield. Capital structure, management records, industry dominance, SEC filings, computer databases, industry publications, general and business publications, brokerage firm research reports, and other information sources may be used to gather information used in the fundamental analysis. The adviser regularly reviews each of the companies in the portfolio to confirm that each company's stock continues to hold promise of future appreciation. The adviser may sell a company when the company reaches the adviser's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when the adviser determines that management of the company is not enhancing shareholder value.

Prospectus 2

The Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is the risk that these and other factors may adversely affect the Fund's performance. You may lose money by investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as COVID-19); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Common Stocks

Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the adviser to be undervalued may actually be appropriately priced.

Risks of Exchange Traded Funds

An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Sector Risk
Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweighted in certain sectors at various times such as the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence.

Management Risk

The adviser's strategy may fail to produce the intended results.

Prospectus 3

Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's No-Load Shares for each of the past 10 full calendar years. The performance table compares the performance of the Fund's No-Load Shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Class A share annual returns would have been substantially similar because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. Updated performance information is available by calling 1-877-385-2720.

For the period from January 1, 2026 through June 30, 2026 the total return for the Fund was 17.63%.

Best Quarter (December 31, 2020) +14.67%           Worst Quarter (March 31, 2020) -27.39%

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED 12/31/25 NEIMAN LARGE CAP VALUE FUND	1 Year	5 Years	10 Years
No-Load Shares Return Before Taxes	18.68%	10.90%	8.89%
Return After Taxes on Distributions	18.30%	9.38%	7.45%
Return After Taxes on Distributions and Sale	11.05%	8.10%	6.66%
of Fund Shares
Class A Shares Return Before Taxes	11.86%	9.59%	8.25%
S&P 500 Index (does not reflect deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The average annual total returns for the Fund’s Class A shares are reduced to reflect the maximum applicable sales charge. The after tax returns for Class A shares will differ from the after tax returns of the No-Load Shares.

Prospectus 4

Management

Investment Adviser

Neiman Funds Management LLC (the “Adviser”)

Portfolio Manager

Daniel Neiman has managed the Fund since its inception in 2003. Daniel Neiman is the Managing Member and a Portfolio Manager of the Adviser.

Purchase and Sale of Fund Shares (No-Load Shares and Class A Shares)

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Neiman Large Cap Value Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-877-385-2720. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective, Principal Investment Strategy,

Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Neiman Large Cap Value Fund seeks long-term capital appreciation.

The Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of large capitalization companies that the investment adviser believes are undervalued. Large capitalization companies are defined as those with market capitalizations within the universe of the S&P 500 Index at the time of purchase. As of June 30, 2026, the market capitalizations of the companies in the S&P 500 Index ranged from approximately $5.1 billion to $4,846 billion. Under normal circumstances, the

Prospectus 5

Fund will invest at least 80% of total assets in common stocks of large capitalization companies, as defined above. The Fund will notify you in writing at least 60 days before making any changes to this policy. The Fund also may invest in exchange traded funds (“ETFs”).

The Investment Selection Process Used by the Fund

Neiman Funds Management LLC, the Fund's investment adviser, selects securities of large capitalization companies (as defined above) that the Adviser believes are undervalued and have the potential for capital appreciation.

The Fund's Adviser selects these companies based on one or more valuation metrics, commonly referred to as fundamental analysis. These metrics may include price to earnings, price to cash flow, price to book, price to revenue, and dividend yield. Capital structure, management records, industry dominance, SEC filings, computer databases, industry publications, general and business publications, brokerage firm research reports, and other information sources may be used to gather information used in the fundamental analysis. The Adviser regularly reviews each of the companies in the portfolio to confirm that each company's stock continues to hold promise of future appreciation. The Adviser may sell a company when the company reaches the Adviser's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when the Adviser determines that management of the company is not enhancing shareholder value.

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.

The Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on each Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The COVID-19 global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such

Prospectus 6

impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact each Fund and its investments.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price also may decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.

Risks of Exchange Traded Funds

The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value. Finally, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.

Sector Risk

Sector risk is the possibility that all stocks or securities within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweighted in certain sectors at various times. The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole. Companies within a sector may be subject to rapid product obsolescence, patent expiration or diminished patent protection and loss of key technology development personnel, unfavorable changes in government regulation, rising funding costs, increased default rates and loss of access to capital markets, and failure of products. Risks associated with investments in companies in the information technology sector include that their technology may become obsolete, short product cycles, falling prices and profits, competition from new market entrants and general market conditions.

Management Risk

The Adviser's strategy may fail to produce the intended results.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”).

Prospectus 7

Management

The Investment Advisor

Neiman Funds Management LLC is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by Daniel Neiman. Daniel Neiman received a bachelor's degree in finance from Humboldt State University in 1999. He has been managing portfolios since 1999.

Neiman Funds Management LLC was organized in 2009. Effective December 1, 2009, Neiman Funds Management LLC became the new adviser to the Fund. The address of Neiman Funds Management LLC is 305 Spindrift Drive, Williamsville, New York, 14221.

Under the Management Agreement, Neiman Funds Management LLC, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For the fiscal year ended March 31, 2026, the Adviser received management fees, after management fee waivers, equal to 0.89% of the daily net assets of the Fund. The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.29% of its average daily net assets for No-Load Shares and at 1.29% of its average daily net assets for Class A Shares through July 31, 2027.

A discussion regarding the basis of the Board of Trustees' renewal of the Management Agreement and the approval of the new management agreement between the Trust and Neiman Funds Management LLC is available in the Fund's shareholder report filed on Form N-CSR dated March 31, 2026.

The Fund's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the manager and the manager’s ownership of Fund shares.

The Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. To the extent that the Distribution Plan under Rule 12b-1 does not cover these cost, the Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

Prospectus 8

Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is based on the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = (Total Assets (Class) - Liabilities (Class)) / Number of Shares Outstanding (Class)

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The New York Stock Exchange is generally open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services, LLC. To be in proper form, the purchase order must be complete and contain all the information necessary for the Transfer Agent to process your order. If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets generally are valued at their market value. If market prices are not available or, in the opinion of Fund management including as informed by the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Adviser may value the Fund's assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund may use pricing services to determine market value.

How to Purchase Shares

Share Classes: This Prospectus describes classes of shares offered by the Fund: No-Load Shares and Class A Shares. The main differences between the classes are sales charges and ongoing fees. Each class of shares in the Fund represents interests in the same portfolio of investments within the Fund. The Fund reserves the right to waive sales charges.

Purchases Through Financial Intermediaries

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described in this prospectus. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions.

Prospectus 9

When shares are purchased this way, the financial intermediary may:

•   charge a fee for its services;

•   act as the shareholder of record of the shares;

•   set different minimum initial and additional investment requirements;

•   impose other charges and restrictions;

•   designate intermediaries to accept purchase and sale orders on the Fund's behalf; or

•   impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. Eastern Time. These orders will be priced based on the Fund's NAV, plus any applicable sales charge, next computed after such order is received by the financial intermediary. It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Fund in a timely manner. Any change in price due to the failure of the Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates.

Fund Direct Purchases

You may also purchase shares directly through the Fund’s transfer agent. Your purchase order will be priced based on the Fund’s NAV, plus any applicable sales charge, next computed after your order is received by the Fund. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-877-385-2720. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Sales Charges

Shares of the Fund are purchased at their NAV plus any applicable sales charge. This is known as the public offering price.

The Fund's Distributor compensates financial intermediaries (broker-dealers), including processing organizations, who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Adviser.

To obtain free information regarding sales charges and the reduction or elimination or waiver of sales charges on Class A shares, visit www.neimanfunds.com or call 1-877-385-2720. You also may contact your financial intermediary.

Prospectus 10

Class A Shares

The public offering price for Class A shares of the Fund is the next determined NAV plus a sales charge, unless you qualify for a waiver of the sales charge. The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment.

	Sales Charge as a % of
	Public	Net	Financial
	Offering	Amount	Intermediary
Amount of Investment	Price	Invested	Commission[1]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

1As a percentage of the public offering price.

The Adviser may make a payment to financial intermediaries for your cumulative investments of $1 million or more of Class A shares. The Adviser may withhold these payments with respect to short-term investments. If you purchase $1 million or more of Class A shares of the Fund and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of up to 1.00% of the amount invested if you redeem any or all of the Class A shares of a Fund during the first 18 months after purchase. This charge applies to all your purchases. See Finders' Fee Commissions in the Statement of Additional Information for more details.

The Fund permits you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link your purchases of shares with purchases of shares in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your financial intermediary or the Fund that you would like to have one or more accounts linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A shares of the Fund held in:

1.  Your account(s);

2.  Your spouse's account(s);

3.  Joint accounts with qualified spouse;

4.  Account(s) of children under the age of 21 who share your residential address;

5.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.  Solely controlled business accounts; and

7.  Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform the Fund or your financial intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social

Prospectus 11

security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Fund held in your account(s) with the Fund, (2) the number of shares of the Fund held in your account(s) with a financial intermediary, and (3) the number of shares of the Fund held in an account with a financial intermediary owned by your spouse or by children under the age of 21 who share your residential address.

Letter of Intent: You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The Fund will combine the value of your current purchases with the current value of any Class A shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter of Intent. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will also consider the value of Class A shares sold at NAV. Class A shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter of Intent. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter of Intent. The Letter of Intent does, however, authorize the Fund to hold in escrow 5.00% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, contact the Fund or your financial intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-877-385-2720 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business.

These programs may be terminated or amended at any time.

No-Load Shares

No-Load Shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is invested in shares of the Fund.

Sales Charge Waivers

Sales charges may be waived and no sales charge is imposed on Class A shares of the Fund if the shares were:

1. Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	Neiman Funds;
•	Neiman Funds Management LLC and its subsidiaries and affiliates;
•	The Distributor and its subsidiaries and affiliates; or

Prospectus 12

•	Broker-dealers or financial institutions that have entered into dealer agreements with the Fund or their principal underwriter and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

2.  Bought by advisory clients of Neiman Funds Management LLC and its subsidiaries and affiliates.

3.  Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.

4.  Bought by financial intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary.

5.  Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

6.  Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

7.  Bought by employer-sponsored health savings accounts.

8.  Bought with proceeds from the sale of Class A shares of the Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

9.  Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

10.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-877-385-2720 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 for Class A Shares that allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Fund’s distributor as compensation for its services and expenses in connection with the distribution of Class A Shares of the Fund. The Fund’s distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution, promotional or shareholder support services. The Class A shares pay an annual Rule 12b-1 fee equal to 0.25% of their average daily net assets. Up to 0.25% of the 12b-1 fee may be used as a shareholder servicing fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Minimum Investments (No-Load Shares and Class A Shares)

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any fees imposed by your bank and any losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•       Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

•       A Gift or Transfer to Minor (UGMA or UTMA)

A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an

UGMA or UTMA account, you must include the minor’s social security number on the application.

•       Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•       Business Accounts

Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•       IRA Accounts

See “Tax-Deferred Plans”.

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Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
By Mail	By Mail
Complete and sign the Shareholder	Complete the investment slip that is
Application or an IRA Application	included with your account statement, and write your account number on
Make your check payable to	your check. If you no longer have
Neiman Large Cap Value Fund	your investment slip, please reference
• For IRA accounts, please specify	your name, account number, and
the year for which the contribution	address on your check.
is made. Mail the application and check to:	Mail the slip and the check to:
Neiman Large Cap Value Fund	Neiman Large Cap Value Fund
c/o Mutual Shareholder Services	c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400	8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147	Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

By Wire	By Wire
Call 1-877-385-2720 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund. Telephone and Wire Transactions	Call 1-877-385-2720 for instructions.

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund’s transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV (plus any applicable sales charge) next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

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Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to defer income taxes due on your investment income and capital gains. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include the retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Argent Institutional Trust Company serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

•       Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•       Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•       Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•       SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•       Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax deductible contributions for each person covered by the plans.

•       403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•       401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Prospectus 16

FOR INVESTING

Automatic Investment Plan	Payroll Direct Deposit Plan
For making automatic investments	For making automatic investments from
from a designated bank account. Dividend Reinvestment	your payroll check.

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to 15 calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balanced will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as may be noted above. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

TO SELL SHARES

By Mail
Write a letter of instruction that includes:

•   The names(s) and signature(s) of all account owners.

•   Your account number.

•   The dollar or share amount you want to sell.

•   Where to send the proceeds.

•   If redeeming from your IRA, please note applicable withholding requirements.

•   Obtain a signature guarantee or other documentation, if required.

Mail your request to:                                                            By overnight courier, send to:

Neiman Large Cap Value Fund	Neiman Large Cap Value Fund
cc/o Mutual Shareholder Services	c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400	8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147	Broadview Heights, Ohio 44147

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By Telephone

•	You will automatically be granted	•	You will not be able to redeem by
	telephone redemption privileges		telephone and have a check sent to
	unless you decline them in writing		your address of record for a period of
	or indicate on the appropriate section of the account application that		15 days following an address change.
	you decline this option. Otherwise,	•	Unless you decline telephone
	you may redeem Fund shares by		privileges in writing or on your
	calling 1-877-385-2720. Redemption		account application, as long as the
	proceeds will only be mailed to your		Fund takes reasonable measures to
	address of record.		verify the order, you may be responsible for any fraudulent telephone order.

• You may only redeem a maximum of $25,000 per day by telephone.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S.1-877-385-2720.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

•   If you change ownership on your account.

•   If you request the redemption proceeds to be sent to a different address than that registered on the account.

•   If a change of address request has been received by the Transfer Agent within the last 15 days.

•   If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-877-385-2720.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-385-2720 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-877-385-2720 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at 1-877-385-2720 to determine what additional documents are required.

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Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $2,500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $2,500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the transfer agent at 1-877-385-2720 or send a written notification to:

Neiman Large Cap Value Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any

Prospectus 19

given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Cybersecurity Risk

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and on gains from selling, redeeming or exchanging your shares.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

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Other Fund Service Providers

Custodian

Argent Institutional Trust Company

Distributor

Arbor Court Capital, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Investment Adviser

Neiman Funds Management LLC

Legal Counsel

Thompson Hine LLP

Transfer Agent

Mutual Shareholder Services, LLC

Prospectus 21

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•         Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•         Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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Financial Highlights

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.

Financial Highlights - No-Load Class
Selected data for a share outstanding	4/1/2025		4/1/2024	4/1/2023	4/1/2022	4/1/2021
throughout each year:	to		to	to	to	to
	3/31/2026		3/31/2025	3/31/2024	3/31/2023	3/31/2022
Net Asset Value -
Beginning of Year	$ 31.23		$ 30.03	$ 26.64	$ 29.46	$ 29.98
Net Investment Income (Loss) (a)	0.31		0.29	0.42	0.35	0.26
Net Realized and Unrealized Gains (Losses)
on Investments and Options Written (b)	7.70		1.25	3.35	(2.21)	4.37
Total from Investment Operations	8.01		1.54	3.77	(1.86)	4.63

Distributions (From Net Investment Income)	(0.28)		(0.34)	(0.38)	(0.31)	(0.29)
Distributions (From Capital Gains)	-		-	-	(0.65)	(4.86)
Total Distributions	(0.28)		(0.34)	(0.38)	(0.96)	(5.15)

Net Asset Value -
End of Year	$ 38.96		$ 31.23	$ 30.03	$ 26.64	$ 29.46
Total Return (c)	25.74%		5.14%	14.29%	(6.15)%	16.51%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$50,819		$34,255	$35,985	$29,249	$28,010

Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.44%		1.46%	1.56%	1.64%	1.59%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.77%		0.92%	1.46%	1.11%	0.73%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.34%	(d)	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.88%		0.93%	1.56%	1.30%	0.87%

Portfolio Turnover Rate	0.00%		8.32%	12.13%	25.49%	20.99%

(a) Based on Average Shares Outstanding.
(b) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes the effects of applicable sales charges.
(d) Effective August 1, 2025, the Adviser contractually reduced the waiver.

Prospectus 23

Financial Highlights - Class A
Selected data for a share outstanding	4/1/2025		4/1/2024	4/1/2023	4/1/2022	4/1/2021
throughout each year:	to		to	to	to	to
	3/31/2026		3/31/2025	3/31/2024	3/31/2023	3/31/2022
Net Asset Value -
Beginning of Year	$ 31.23		$ 30.03	$ 26.64	$ 29.46	$ 29.98
Net Investment Income (Loss) (a)	0.30		0.28	0.42	0.34	0.26
Net Realized and Unrealized Gains (Losses)
on Investments and Options Written (b)	7.71		1.26	3.35	(2.20)	4.37
Total from Investment Operations	8.01		1.54	3.77	(1.86)	4.63

Distributions (From Net Investment Income)	(0.28)		(0.34)	(0.38)	(0.31)	(0.29)
Distributions (From Capital Gains)	-		-	-	(0.65)	(4.86)
Total Distributions	(0.28)		(0.34)	(0.38)	(0.96)	(5.15)

Net Asset Value -
End of Year	$ 38.96		$ 31.23	$ 30.03	$ 26.64	$ 29.46
Total Return (c)	25.74%		5.14%	14.29%	(6.15)%	16.51%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 1,265		$ 1,123	$ 1,161	$ 1,358	$ 1,581

Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.69%		1.71%	1.81%	1.89%	1.84%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.51%		0.64%	1.19%	0.86%	0.48%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.34%	(d)	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.86%		0.91%	1.55%	1.30%	0.87%

Portfolio Turnover Rate	0.00%		8.32%	12.13%	25.49%	20.99%

(a) Based on Average Shares Outstanding.
(b) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes the effects of applicable sales charges.
(d) Effective August 1, 2025, the Adviser contractually reduced the waiver.

Prospectus 24

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Prospectus 25

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-877-59-FUNDS. You will also find more information about the Fund on our website at www.neimanfunds.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund and is incorporated into this Prospectus by reference. The Fund publishes Shareholder Reports (annual and semiannual reports in Form N-CSR) that contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at 1-877-59-FUNDS or on our Internet site at: www.neimanfunds.com. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Neiman Funds SEC file number 811-21290

Neiman Large Cap Value Fund
305 Spindrift Drive
Williamsville, New York 14221

NEIMAN LARGE CAP VALUE FUND
No-Load Shares (NEIMX)

Class A Shares (NEAMX)

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Neiman Large Cap Value Fund dated July 31, 2026. The Fund’s Annual Report to Shareholders, as filed with the Securities and Exchange Commission on May 29, 2026, has been incorporated by reference into this SAI. A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-877-385-2720.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	7
THE INVESTMENT ADVISER	8
THE PORTFOLIO MANAGER	9
TRUSTEES AND OFFICERS	10
BOARD INTEREST IN THE FUND	13
COMPENSATION	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
AUDIT COMMITTEE	15
PORTFOLIO TRANSACTIONS AND BROKERAGE	15
ADDITIONAL TAX INFORMATION	16
PRICING OF FUND SHARES	19
Shares of the Fund	19
PURCHASES AND SALES THROUGH BROKER DEALERS	24
ANTI-MONEY LAUNDERING PROGRAM	24
CUSTODIAN	24
FUND SERVICES	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
DISTRIBUTOR	25
DISCLOSURE OF PORTFOLIO HOLDINGS	25
FINANCIAL STATEMENTS	26
PROXY VOTING STATEMENT	26

-i-

DESCRIPTION OF THE TRUST AND THE FUND

The Neiman Large Cap Value Fund (the “Fund”) is a diversified series of Neiman Funds (the “Trust”). The Fund was organized on January 3, 2003 and commenced operations on April 1, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 3, 2003 (the “Trust Agreement”) consisting of seven series. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is Neiman Funds Management LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class, and thus net asset values per share of the class may differ. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “To Sell Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see “Pricing of Fund Shares” in the Prospectus and “Pricing of Fund Shares” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. The Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities also include exchange traded funds (“ETFs”). To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available. When the Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.

Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended. Investments in the securities of other investment companies, including investments in ETFs and closed-end funds, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than

1

3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions, including Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10 percent of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. The Fund has adopted policies and procedures designed to comply with the requirements of Rule 12d1-4 and the Fund intends to follow such policies and procedures when investing in other investment companies.

B. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule

2

18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

C. Foreign Securities. The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

3

       Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

D. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

E. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the “SEC”) that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees (“Board”) must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

4

       F. Restricted and Illiquid Securities.

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

G. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by, the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association (“Fannie Mae”) are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and The Federal Home Loan Mortgage Corporation (“Freddie Mac”) had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

H. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

I. Fixed Income Securities. The Fund may invest in all types of fixed income securities, including such securities purchased on a when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

J. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

5

       (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

K. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

L. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

M. Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts (“REITs”). REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

6

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger,

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consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. 80% Investment Policy. Under normal circumstances, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in large capitalization companies. The Fund will not change this policy unless the Fund’s shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the Fund’s shareholders.

THE INVESTMENT ADVISER

The Adviser is Neiman Funds Management LLC located at 305 Spindrift Drive, Williamsville, New York 14221. As majority shareholder of the Adviser, Daniel Neiman is regarded to control the Adviser for purposes of the 1940 Act.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust; the Fund is responsible for the compensation and expenses of any trustees and officers who are not officers or employees of the Adviser. The Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund. Effective August 1, 2025, the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.29% of its average daily net assets for No-Load Class, and at 1.29% of its average daily net assets for Class A Shares through July 31, 2027. The addition of certain non-waivable and excluded expenses may cause the Fund's total annual fund operating expenses after waivers and reimbursements to exceed the maximum total annual fund operating expenses agreed to by the Adviser. The fee waiver will automatically terminate on July 31, 2027 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver or expense reimbursement before July 31, 2027. Prior to August 1, 2025, the Adviser contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.45% of its average daily net assets for No-Load Class, and at 1.45% of its

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average daily net assets for Class A Shares. For the fiscal years ended March 31, 2024, 2025 and 2026, the Adviser earned management fees equal to $324,473, $364,153 and $399,378, respectively. For the fiscal years ended March 31, 2024, 2025, and 2026, the Adviser waived management fees equal to $36,569, $7,877 and $45,365, respectively.

The Adviser retains the right to use the name “Neiman Large Cap Value Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name “Neiman Large Cap Value Fund” or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

Mr. Daniel Neiman (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. The Portfolio Manager also manages separate accounts for individuals, trusts, corporations, partnerships and retirement plans. The following provides information regarding other accounts managed by the Portfolio Manager as of March 31, 2026:

Daniel Neiman

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7,650	$1.62 Billion	0	0

An affiliate of the Adviser offers several wealth management models in which its private client group (separately managed accounts) participates. These offerings include portfolios of investments that might be considered similar to the Fund, which could create certain conflicts of interest. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other Neiman Funds may result in unequal time and attention being devoted to the Fund. Another potential conflict of interest may arise where another account has the same or a similar investment objective as the Fund, whereby the Adviser could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other Neiman funds and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

As the Fund and any Neiman Funds managed similarly to the Fund will be managed concurrently, all portfolio transactions are implemented according the Adviser’s trade allocation procedures and side-by-side policies. The Adviser believes that these procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocates securities on a basis

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that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, blocked and bunched trades. In determining a fair allocation, the Adviser takes into account a number of factors, including, among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

Mr. Daniel Neiman is not paid a salary. Mr. Daniel Neiman owns the majority of outstanding shares of the Adviser. Mr. Daniel Neiman participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund. There are no bonuses, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of March 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mr. Daniel Neiman	$100,001–$500,000

TRUSTEES AND OFFICERS

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust, unless the Trustee dies, resigns, retires or is removed. The Board has engaged the Adviser to manage and/or administer the Trust and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

The Trust does not have a “lead” independent trustee. The use of an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that no Chairman is balanced by an independent Audit Committee is the appropriate leadership structure for the Board.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio management team to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Funds’ financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general

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oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Michael Lomas. Mr. Lomas has worked in the investment management industry since 1997 as, among other things, the founder and president of an investment advisory firm and the registered representative of a broker-dealer. Like Mr. Neiman, Mr. Lomas brings operational and investment management knowledge to the Board, as well as marketing, strategic planning and budgeting skills.

Robert Boerner. Mr. Boerner has served as a Trustee since November 14, 2023. He has been a licensed real estate broker for over 20 years and also has experience as a licensed mortgage lender. Mr. Boerner has extensive experience representing residential buyers and sellers and strong ability to understand complex financial and financing aspects of transactions. The Board of Trustees believes his experience with the complexities of the highly-regulated aspects of real estate, mortgage lending and sales translate well to the highly-regulated environment under which mutual funds must operate. He also has experience as a board member of two other mutual fund families. Consequently, he has experience overseeing layers of regulatory conditions under which mutual funds and an entity must operate which parallels the operations of mutual funds.

Darla Clark. Ms. Clark has served as a Trustee since the Trust’s inception in 2003. Ms. Clark’s business and banking background provides the Audit Committee with the skills to analyze financial reports and the Board with the knowledge and expertise to determine the strategic direction of the Fund.

Suzanne Cowan Dimeff. Ms. Dimeff has served as a Trustee since the Trust’s inception in 2003. Ms. Dimeff is an attorney with a litigation practice. Her strategic planning, organizational and leadership skills help the Board and Audit Committee set long-term goals for the Fund and establish processes for overseeing Trust policies and procedures.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years
Daniel Neiman(2), Year of birth: 1977	President, Treasurer, Secretary, and Chief Compliance Officer	Indefinite Term Since 2003 (Chief Compliance Officer Since 2004, President Since 2019)	Neiman Funds Management LLC, Portfolio Manager (2009-Present). Independent Solutions Wealth Management, LLC, Chief Investment Officer (2015-Present); Chief Financial Officer (2012-Present).	NA	NA
Michael Lomas(2) Year of Birth: 1974	Trustee	Indefinite Term Since 2009	Peak Brokerage Services, LLC, Division Manager and Registered Representative (2015-current); Financials Guys LLC, Co-owner/Co-founder (2000-Present); Independent Solutions Wealth Management, LLC, President (2007-Present). Neiman Funds Management LLC, Business Development (2009-Present).	7	None

(1) The address of each trustees and officer is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, NY 14221.

(2) Michael Lomas, and Daniel Neiman are considered to be “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Adviser.

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       The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years
Robert Boerner Year of Birth: 1969	Independent Trustee	Indefinite Term Since 2023	Owner/Broker of Gecko Realty (2008 to current)	7	PFS Funds, Blue Chip Investor Funds
Darla Clark, Year of Birth: 1950	Independent Trustee	Indefinite Term Since 2003	Bank Officer, Senior Vice President of Pacific Premier Bank Inc. (2001-2020).	7	None
Suzanne Cowan Dimeff, Year of Birth: 1953	Independent Trustee	Indefinite Term Since 2003	Attorney at Dimeff Law Offices, Tax & Estate Planning Attorney (2000-Present).	7	None

(3) The address of each trustee is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, NY 14221.

BOARD INTEREST IN THE FUND

As of December 31, 2025, the Trustees owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities In The Neiman Large Cap Value Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies(1)
Michael Lomas	over $100,000	over $100,000
Darla Clark	None	None
Suzanne Cowan Dimeff	None	None
Robert Boerner	None	None

(1)The “Family of Investment Companies” and “Fund Complex” includes the funds of the Trust.

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COMPENSATION

Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. Officers and Trustees of the Trust who are deemed “interested persons” of the Trust receive no compensation from the Fund. The following table provides information regarding Trustee compensation for the fiscal year ended March 31, 2026.

Name	Aggregate Compensation from the Neiman Large Cap Value Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex(1)
Michael Lomas	None	None	None	None
Darla Clark	$2,000	None	None	$13,000
Suzanne Cowan Dimeff	$2,000	None	None	$13,000
Robert Boerner	$2,000	None	None	$13,000

(1)The “Family of Investment Companies” and “Fund Complex” includes the funds of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any Class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of July 14, 2026, each of the following shareholders were considered to be either a control person or principal shareholder of the Neiman Large Cap Value Fund:

No-Load Shares

Name and Address	Shares	% of Share Class Owned	Type of Ownership
National Financial Services LLC For Benefit of Customers One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-1003	863,856.56	75.76%	Record
Charles Schwab & Co., Inc. For Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	197,814.92	17.35%	Record

As of July 14, 2026, the Trustees and officers as a group owned less than 1% of the outstanding No-Load shares of the Fund.

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Class A Shares

Name and Address	Shares	% of Share Class Owned	Type of Ownership
For Benefit of A/C 055 (1) 305 Spindrift Drive Williamsville, NY 14221	6,655.29	20.49%	Beneficial
For Benefit of A/C 932 (1) 305 Spindrift Drive Williamsville, NY 14221	2,193.10	6.75%	Beneficial
National Financial Services LLC For Benefit of Customers One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-1003	2,077.45	6.40%	Record
Charles Schwab & Co., Inc. For Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	1,641.90	5.06%	Record

(1)Address of individual shareholders provided as the location of the Fund.

As of July 14, 2026, the Trustees and officers as a group did not own any of the outstanding Class A shares of the Fund.

AUDIT COMMITTEE

The Board has an Audit Committee, which is comprised of the independent members of the Board, Darla Clark and Suzanne Cowan Dimeff. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and financial reporting process. The Audit Committee selects and recommends to the full Board the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended March 31, 2026, the Audit Committee met four times.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. For the fiscal year ended March 31, 2024, the Fund paid brokerage commissions of $2,582. For the fiscal year ended March 31, 2025, the Fund paid brokerage commissions of $1,923. For the fiscal year ended March 31, 2026, the Fund paid brokerage commissions of $261. The primary reason that brokerage commissions were lower in the fiscal year ended March 31, 2026 as compared to the fiscal year ended March 31, 2025 was that the Adviser’s trading strategy resulted in lower trading activity during fiscal year March 31, 2026.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and

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to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The Trust, the Distributor, and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enables the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve it respective investment objectives. The portfolio turnover rate for the Neiman Large Cap Value Fund for the two years ended March 31, 2025 and 2026 were 8.32% and 0.00%, respectively. The primary reason for the variation in portfolio turnover is that the rates reflect the Adviser's trading strategy in response to market conditions.

ADDITIONAL TAX INFORMATION

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as

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amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. As of March 31, 2026, the Fund had available a non-expiring short-term capital loss carryforward of $210,031. During the fiscal year ended March 31, 2026, the Fund utilized $39 of available short-term capital loss carryforward.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions

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by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder's Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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       Shareholders should consult their tax advisers about the application of federal, state, local and foreign tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

PRICING OF FUND SHARES

The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. Securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a price reporting service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the price reporting service at the last quoted sale price. If market prices are not available or, in the opinion of Fund management including as informed by the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board.

Shares of the Fund

The Fund offers No-Load Shares and Class A Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have the same rights, except that Class A has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of each of the classes is expected to differ from time to time.

Class A Shares

The public offering price for Class A shares of the Fund is the next determined NAV plus a sales charge, as shown on the following table.

	Sales Charge as a % of
Amount of Investment	Public Offering Price	Net Amount Invested	Financial Intermediary Commission[1]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

1 As a percentage of the public offering price.

The Fund permits you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link your purchases of shares with purchases of shares in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your financial intermediary or the Fund that you would like to have one or more accounts linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A holdings from prior purchases through the Right of

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Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A shares of the Fund held in:

1.	Your account(s);
2.	Your spouse’s account(s);
3.	Joint accounts with qualified spouse;
4.	Account(s) of children under the age of 21 who share your residential address;
5.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
6.	Solely controlled business accounts; and
7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform the Fund or your financial intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Fund held in your account(s) with the Fund, (2) the number of shares of the Fund held in your account(s) with a financial intermediary , and (3) the number of shares of the Fund held in an account with a financial intermediary owned by your spouse or by children under the age of 21 who share your residential address.

Letter of Intent: You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The Fund will combine the value of your current purchases with the current value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter of Intent. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will also consider the value of Class A shares sold at NAV. Class A shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter of Intent. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter of Intent. The Letter of Intent does, however, authorize the Fund to hold in escrow 5.00% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Sales Charge Waivers

Sales charges may be waived for the following:

No sales charge is imposed on Class A shares of the Fund if the shares were:

1.	Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

·	Neiman Funds;
·	Neiman Funds Management LLC and its subsidiaries and affiliates;
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·	The Distributor and its subsidiaries and affiliates; or
·	Broker-dealers or financial institutions that have entered into dealer agreements with the Funds or their principal underwriter and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

2.	Bought by advisory clients of Neiman Funds Management LLC and its subsidiaries and affiliates.

3.	Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

4.	Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary.

5.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

6.	Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

7.	Bought by employer-sponsored health savings accounts.

8.	Bought with proceeds from the sale of Class A shares of the Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

9.	Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

10.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

These waivers may not continue indefinitely and may be discontinued at any time without notice.

Additional Purchase

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows Class A Shares and Class C Shares to pay distribution and other fees (“Rule 12b-1 Fees”) for the sale and distribution of the Fund’s shares and for services provided to shareholders by the Distributor or the Adviser. The Plan permits the Fund to pay the Distributor and the Adviser Rule 12b-1 Fees as compensation for services and expenses in connection with the distribution of Fund shares. The Distributor must authorize all payments made under the plan and may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution, promotional or shareholder support services. Up to 0.25% of the Rule 12b-1 Fee may be used as a shareholder servicing fee. The Class A Shares pay an annual Rule 12b-1 Fee equal to 0.25% of its average daily net assets. Class C Shares (not

21

currently offered) pay annual Rule 12b-1 Fees equal to 1.00% of its average daily net assets. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

During the fiscal years ended March 31, 2024, 2025, and 2026, there were $3,078, $2,921 and $3,057 of Rule 12b-1 fees incurred by Class A, respectively.

Under the Plan, the Fund may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of shares of the Fund or that holds Fund shares in omnibus accounts or as shareholder of record, or provides shareholder or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel (including personnel of organizations with which the Fund has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; (g) costs of implementing and operating the Plan; (h) payments made to intermediaries that that render shareholder support services not otherwise provided by the Fund’s transfer agent, including, but not limited to, expenses related processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Fund may reasonably request.

Quarterly reports of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The following are the principal types of activities for which payments were made, and the amounts for each, for the fiscal year ended March 31, 2026:

Expense Type	Class A
Advertising	$ -
Printing and postage	-
Compensation to underwriter	583
Compensation to broker-dealers	2,372
Compensation to sales personnel	-
Other	-
$2,955

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

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The Trust understands that service organizations may charge fees to their customers who are the beneficial owners of the Fund, in connection with their accounts with such service organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, service organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in the Fund.

Finder’s Fee Commissions

Financial intermediaries who sell $1 million or more of Class A shares in the aggregate of the Fund may receive a finder’s fee. If any defined contribution plan redeems within 18 months of the purchase date all of the shares for which a finder’s fee has been paid, the Adviser may reclaim the finder’s fee paid to the financial intermediary rather than charge a contingent deferred sales charge to the plan. The Adviser reserves the right to alter or change the finder’s fee policy at any time.

Finder’s Fees Paid in the last Fiscal Year

No finder’s fees were paid in the last fiscal year.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12-1 fees, and payments to financial intermediaries as discussed above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

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PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

Argent Institutional Trust Company, 4343 Easton Commons, Suite 120, Columbus, Ohio 43219, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholders’ accounts, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus ..01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million. For the fiscal year ended March 31, 2024, the Fund paid MSS $46,322 for transfer agent and accounting services. For the fiscal year ended March 31, 2025, the Fund paid MSS $46,456 for transfer agent and accounting services. For the fiscal year ended March 31, 2026, the Fund paid MSS $46,559 for transfer agent and accounting services.

Premier Fund Solutions, Inc. (“PFS”) provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Fund equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a

24

minimum monthly fee of $2,000 for the first class and an additional $500 for each additional class). For the fiscal year ended March 31, 2024, the Fund paid PFS $30,082. For the fiscal year ended March 31, 2025, the Fund paid PFS $29,999. For the fiscal year ended March 31, 2026, the Fund paid PFS $30,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 8101 East Prentice Avenue, Suite 750, Greenwood Village, Colorado 80111, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2027. Its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

DISTRIBUTOR

Arbor Court Capital, LLC (the “Distributor”), located at 8000 Towne Center Drive, Broadview Heights, Suite 400, Ohio 44147, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor also reviews and files all proposed advertisements and sales literature with appropriate regulators. For the fiscal year ended March 31, 2024, 2025 and 2026, the Distributor earned $3,200, $3,200 and $3,200, respectively. Compensation for the services performed by the Distributor are paid by the Adviser from its own resources and/or from available net underwriting discounts and commissions and/or from available distribution fees (see “Distribution Plan” above).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports provided to shareholders, as well as information filed with the SEC on Form N-PORT and information posted on the Fund’s website, is public information. All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Except as provided above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best

25

interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the year ended March 31, 2026. The Trust will provide the Annual Report without charge at written or telephone request.

PROXY VOTING STATEMENT

The Board of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedure. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-877-385-2720, by accessing the SEC’s website at www.sec.gov, or by visiting the Fund’s website at http://www.neimanfunds.com. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-385-2720 and will be sent within three business days of receipt of a request.

26

APPENDIX A

NEIMAN FUNDS MANAGEMENT, LLC
& NEIMAN FUNDS

PROXY VOTING POLICIES AND PROCEDURES

July 22, 2003

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Neiman Funds Management, LLC, (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

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No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

3.       Using restricted stock grants instead of options.

4.	Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.       Annual option grants that would exceed 2% of outstanding shares.

2.       Ability to issue options with an exercise price below the stock’s current market price.

3.       Automatic share replenishment (“evergreen”) feature.

4.	Authorization to permit the board of directors to materially amend a plan without shareholder approval.
28

5.	Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-877-385-2720 and on our website at https://www.neimanfunds.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

29

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(a.1) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on January 30, 2003, is hereby incorporated by reference.

(a.2) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on July 29, 2004, is hereby incorporated by reference.

(a.3) Amendment No. 2 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on July 15, 2005, is hereby incorporated by reference.

(a.4) Amendment No. 3 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on July 27, 2006, is hereby incorporated by reference.

(a.5) Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on October 4, 2006, is hereby incorporated by reference.

(a.6) Amendment No. 5 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 on July 6, 2010, is hereby incorporated by reference.

(a.7) Amendment No. 6 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 21 on June 29, 2012, is hereby incorporated by reference.

(a.8) Amendment No. 7 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33 on March 31, 2016, is hereby incorporated by reference.

(a.9) Amendment No. 8 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(a.10) Amendment No. 9 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8, 2022, is hereby incorporated by reference.

(a.11) Amendment No. 10 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1, 2024, is hereby incorporated by reference.

(a.12) Amendment No. 11 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1, 2024, is hereby incorporated by reference.

(a.13) Amendment No. 12 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's amended By-Laws, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on June 2, 2005, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None.

(d) Investment Advisory Contracts.

(d.1) Copy of Registrant’s Management Agreement for Neiman Large Cap Value Fund dated November 30, 2009, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 on April 20, 2010, is hereby incorporated by reference.

(d.2) Copy of Registrant’s Management Agreement for Neiman Opportunities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33 on March 31, 2016, is hereby incorporated by reference.

(d.3) Copy of Registrant’s Management Agreement for Neiman Large Cap Value Fund and Neiman Opportunities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41 on July 29, 2019, is hereby incorporated by reference.

(d.4) Copy of the Management Agreement between AC Funds, LLC and the Registrant, with respect to the Advisors Capital US Dividend Fund, Advisors Capital Small/Mid Cap Fund, and Advisors Capital Tactical Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(d.5) Copy of the Sub-Advisory Agreement between AC Funds, LLC and Advisors Capital Management, LLC, with respect to the Advisors Capital US Dividend Fund, Advisors Capital Small/Mid Cap Fund, and Advisors Capital Tactical Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(d.5.a) Addition of the Advisors Capital Active All Cap Fund to Schedule A of the Sub-Advisory Agreement between AC Funds, LLC and Advisors Capital Management, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(d.5.b) Addition of the Advisors Capital Growth Fund and Advisors Capital International Fund to Schedule A of the Sub-Advisory Agreement between AC Funds, LLC and Advisors Capital Management, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(d.5.c) Addition of the Advisors Capital International ETF Fund to Schedule A of the Sub-Advisory Agreement between AC Funds, LLC and Advisors Capital Management, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(d.6) Copy of the Management Agreement between AC Funds, LLC and the Registrant, with respect to the Advisors Capital Active All Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(d.7) Copy of Amendments to the Management Agreements between AC Funds, LLC and the Registrant, with respect to the to the Advisors Capital Total Return – Equity Fund (formerly Advisors Capital US Dividend Fund), Advisors Capital Small/Mid Cap Fund, Advisors Capital Tactical Fixed Income Fund, and Advisors Capital Active All Cap Fund, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 61 on January 29, 2024, are hereby incorporated by reference.

(d.8) Copy of the Management Agreements between AC Funds, LLC and the Registrant, with respect to the to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(d.9) Copy of the Management Agreement between AC Funds, LLC and the Registrant, with respect to the to the Advisors International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(e) Underwriting Contracts.

(e.1) Copy of Registrant’s Distribution Agreement with Arbor Court Capital, LLC which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 39 on July 30, 2018, is hereby incorporated by reference.

(e.2) Copy of Registrant’s Distribution Agreement with Arbor Court Capital, LLC for the Advisors Capital Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(e.2.a) Amendment to Registrant’s Distribution Agreement with Arbor Court Capital, LLC for the Advisors Capital Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(e.2.b) Amendment to Registrant’s Distribution Agreement with Arbor Court Capital, LLC with respect to the to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(e.2.c) Amendment to Registrant’s Distribution Agreement with Arbor Court Capital, LLC with respect to the to the Advisors International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(g.1.a) Copy of Registrant's Custodial Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 62 on July 29, 2024, is hereby incorporated by reference.

(g.1.b) Copy of Registrant's Custodial Agreement Amended Appendix B with respect to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(g.1.c) Copy of Registrant's Custodial Agreement Amended Appendix B with respect to the Advisors Capital International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(h) Other Material Contracts.

(h.1) Accounting Services Agreement. Copy of Registrant's Accounting Services Agreement, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 28, 2003, is hereby incorporated by reference.

(h.1.a) Amended Exhibit A to Registrant's Accounting Services Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 21 on June 29, 2012, is hereby incorporated by reference.

(h.1.b). Amended Exhibit A to Registrant's Accounting Services Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33 on March 31, 2016, is hereby incorporated by reference.

(h.1.c). Amended Exhibit A to Registrant's Accounting Services Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(h.1.d). Amended Exhibit A to Registrant's Accounting Services Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(h.1.e). Amended Exhibit A to Registrant's Accounting Services Agreement, with respect to the to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(h.1.f). Amended Exhibit A to Registrant's Accounting Services Agreement, with respect to the to the Advisors Capital International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(h.2) Administration Servicing Agreement. Copy of Registrant's Administration Servicing Agreement, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 28, 2003, is hereby incorporated by reference.

(h.2.a) Amended Exhibit A to Registrant's Administration Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 21 on June 29, 2012, is hereby incorporated by reference.

(h.2.b) Amended Exhibit A to Registrant's Administration Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33 on March 31, 2016, is hereby incorporated by reference.

(h.2.c) Amended Exhibit A to Registrant's Administration Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(h.2.d) Amended Exhibit A to Registrant's Administration Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(h.2.e) Amended Exhibit A to Registrant's Administration Agreement, with respect to the to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(h.2.f) Amended Exhibit A to Registrant's Administration Agreement, with respect to the to the Advisors Capital International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(h.3) Letter Agreement with respect to Neiman Large Cap Value Fund. Filed Herewith.

(h.4.a) Administrative Service Consultant Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(h.4.b) Amended Schedule A of the Administrative Service Consultant Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(h.4.c) Amended Schedule A of the Administrative Service Consultant Agreement, with respect to the to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(h.4.d) Amended Schedule A of the Administrative Service Consultant Agreement, with respect to the to the Advisors International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(i) Legal Opinion.

(i.1) Legal Opinion with respect to the Neiman Funds which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(i.2) Consent of Thompson Hine LLP with respect to the Neiman Large Cap Fund. Filed Herewith.

(j) Other Opinions.

(j.1) Consent of Cohen & Company, Ltd. with respect to the Neiman Large Cap Fund. Filed Herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Copy of Registrant's Subscription Agreement between the Trust and the initial investor, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 28, 2003, is hereby incorporated by reference.

(m.1) Rule 12b-1 Plan. Amended and Restated Distribution Plan under Rule 12b-1, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 on November 8. 2022, is hereby incorporated by reference.

(m.2) Amended Appendix A to Rule 12b-1 Plan, with respect to the to the Advisors Capital Growth Fund and Advisors Capital International Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65 on November 1. 2024, is hereby incorporated by reference.

(m.3) Amended Appendix A to Rule 12b-1 Plan, with respect to the to the Advisors Capital International ETF Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71 on May 11, 2026, is hereby incorporated by reference.

(n) Rule 18f-3 Plan. Amended Rule 18f-3 Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33 on March 31, 2016, is hereby incorporated by reference.

(o) Reserved.

(p) Code of Ethics.

(p.1) Copy of Registrant's amended Code of Ethics, which was filed as an Exhibit to the Registrants Post-Effective Amendment No. 12 on April 20, 2010, is hereby incorporated by reference.

(p.2) Copy of Advisors Capital Management, LLC and AC Funds, LLC Code, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 on January 29, 2021, is hereby incorporated by reference.

(q) Powers of Attorney.

(q.1) Powers of Attorney of the Registrant and the Officers and the Trustees of the Registrant, and a Certificate, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 28, 2003, is hereby incorporated by reference.

(q.2) Power of Attorney for Michael Lomas, a Trustee of the Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 on July 6, 2010, is hereby incorporated by reference.

(q.3) Power of Attorney for Robert Boerner, a Trustee of the Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 61 on January 29, 2024, is hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

(a) Neiman Funds Management LLC (“Neiman Funds Management”), 305 Spindrift Dr. Williamsville, NY 14221 is a registered investment adviser. It has engaged in no other business during the past two fiscal years.

(b) The following list sets forth other substantial business activities of the directors and officers of Neiman Funds Management during the past two years - Daniel Neiman has been working as an investment adviser with Neiman Funds Management since December 2009. Daniel Neiman is an indirect co-owner, the Chief Investment Officer (CIO) and Chief Financial Officer (CFO) of Independent Solutions Wealth Management, LLC. Michael Lomas is a division manager and registered representative with Peak Brokerage Services, the co-owner of Financials Guys LLC, a co-owner and president of Independent Solutions Wealth Management, LLC. Glenn Wiggle is a division manager and registered representative with Peak Brokerage Services, the co-owner of The Financial Guys LLC, and a co-owner and Chief Compliance Officer (CCO) of Independent Solutions Wealth Management, LLC.

AC Funds, LLC, 10 Wilsey Square, Suite 200, Ridgewood, NJ 07450, is a registered investment adviser. Additional information about AC Funds, LLC and its directors, partners, and officers is incorporated by reference to the Statement of Additional Information filed herewith, and in Form ADV for AC Funds, LLC, file number 801-119975. Robert Ross, Chief Compliance Officer of AC Funds, LLC, also serves as Chief Compliance Officer for Advisors Capital Management, LLC, located at 10 Wilsey Square, Suite 200, Ridgewood, NJ 07450. Ken Deane, Managing Member of AC Funds, LLC also serves as Senior Vice president of Advisors Capital Management, LLC focusing on wholesaling of its advisory services.

Advisors Capital Management, LLC, 10 Wilsey Square, Suite 200, Ridgewood, NJ 07450, is a registered investment adviser and insurance broker. Additional information about Advisors Capital Management, LLC and its directors, partners, and officers is incorporated by reference to the Statement of Additional Information filed herewith, and in Form ADV for Advisors Capital Management, LLC, file number 801-62058. Steven Weiss, Chief Compliance Officer of Advisors Capital Management, LLC, also serves as Chief Compliance Officer for AC Funds, LLC, located at 10 Wilsey Square, Suite 200, Ridgewood, NJ 07450.

Item 32. Principal Underwriter.

(a) Arbor Court Capital, LLC (“ACC”), is the principal underwriter for all series of the Neiman Funds. ACC also acts as principal underwriter for the following:

Ancora Trust, Archer Investment Series Trust, Berkshire Focus Fund, Clark Fork Trust, Frank Funds, Monteagle Funds, Manor Investment Funds, MP63 Fund, Inc., Parvin Hedged Equity Solari World Fund, PFS Funds, Spend Life Wisely Funds Investment Trust, True Rock Fund and WP Trust.

(b) ACC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of ACC is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. To the best of Registrant’s knowledge, the following are the officers of ACC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Gregory B. Getts	President, Member, Financial Principal and CFO	None
Steven Milcinovic	Chief Compliance Officer and Chief Operating Officer	None

(c) Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Argent Institutional Trust Company, 4343 Easton Commons, Suite 120, Columbus, OH 43219.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 29th day of July, 2026.

NEIMAN FUNDS

By: /s/ Daniel Neiman

Daniel Neiman, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel Neiman	President	July 29, 2026
Daniel Neiman	Treasurer
Chief Financial Officer
Secretary

Michael Lomas*	Trustee

Darla Clark*	Trustee

Suzanne Cowan Dimeff*	Trustee

Robert Boerner*	Trustee

* By: /s/ Daniel Neiman

   Daniel Neiman, Attorney-In-Fact

   Date: July 29, 2026

EXHIBIT INDEX

(h.3) Letter Agreement with respect to Neiman Large Cap Value Fund.

(i.2) Consent of Thompson Hine LLP with respect to the Neiman Large Cap Fund.

(j.1) Consent of Cohen & Company, Ltd. with respect to the Neiman Large Cap Fund.